Supplemental Financial Information Second Quarter 2023 investors.ironmountain.com

Table of Contents Section I - Q2 Earnings Press Release Q2 2023 Earnings Press Release 3 Section II - Financial Highlights and Organic Growth Financial and Operating Highlights 6 Organic Revenue Growth 7 Section III - Operational Metrics Global Storage Volume 8 Quarterly Operating Performance 9 Year to Date Operating Performance 10 Section IV - Balance Sheets, Statements of Operations and Reconciliations Condensed Consolidated Balance Sheets 11 Quarterly Condensed Consolidated Statements of Operations 12 Year to Date Consolidated Statements of Operations 13 Quarterly and Year to Date Reconciliation of Net Income (Loss) to Adjusted EBITDA 14 Quarterly and Year to Date Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share 15 Quarterly Reconciliation of Net Income (Loss) to FFO and AFFO 16 Year to Date Reconciliation of Net Income (Loss) to FFO and AFFO 18 Section V - Storage and Service Reconciliation Quarterly Storage Rental and Service Business Detail 20 Year to Date Storage and Service Business Detail 21 Section VI - Real Estate Metrics Global Real Estate Portfolio and Lease Obligations 22 Facility Lease Expirations 22 Section VII - Data Center Customer and Portfolio Metrics Data Center Customer Lease Expiration and Leasing Activity Summary 23 Data Center Operating Portfolio and Total Potential Capacity 24 Data Center Expansion and Development Activity 25 Section VIII - Capitalization and Debt Maturity Profile Capitalization 26 Total Borrowings Maturity Schedule 26 Debt Maturity Profile 26 Section IX - Capital Expenditures Quarterly and Year to Date Capital Expenditures and Investments 27 Section X - Appendix and Definitions Appendix and Definitions 28 All figures except per share, megawatts (MW), kilowatts (kW), and facility counts in 000s unless noted All figures in reported dollars unless noted Figures may not foot due to rounding All figures for the quarter ended June 30, 2023 unless noted Unaudited investors.ironmountain.com Q2 2023 Supplemental Financial Information 2

Iron Mountain Reports Second Quarter Results -- Net Income of $1 million; Achieves record quarterly Revenue and Adjusted EBITDA -- -- Increases quarterly dividend per share by 5% -- PORTSMOUTH, N.H. – August 3, 2023 – Iron Mountain Incorporated (NYSE: IRM), a global leader in innovative storage, data center infrastructure, asset lifecycle management and information management services, announces financial and operating results for the second quarter of 2023. The conference call / webcast details, earnings call presentation and supplemental financial information, which includes definitions of certain capitalized terms used in this release, are available on Iron Mountain’s Investor Relations website. Reconciliations of non- GAAP measures to the appropriate GAAP measures are included herein. "We are pleased to have delivered strong performance in the second quarter, resulting in all-time record Revenue and Adjusted EBITDA," said William L. Meaney, President and CEO of Iron Mountain. "The dedication and drive of our team is unwavering. We remain grateful to our Mountaineers for their service to our customers, which has delivered these outstanding results today. The resilience of our business model and the success of Project Matterhorn are fueling our sustained growth trajectory." Financial Performance Highlights for the Second Quarter of 2023 ($ in millions, except per share data) Three Months Ended Y/Y % Change Year to Date Y/Y % Change 6/30/23 6/30/22 Reported $ Constant Fx 6/30/23 6/30/22 Reported $ Constant Fx Storage Rental Revenue $831 $753 10% 11% $1,641 $1,504 9% 11% Service Revenue $527 $536 (2)% (1)% $1,031 $1,033 — 1% Total Revenue $1,358 $1,290 5% 6% $2,672 $2,538 5% 7% Net Income $1 $202 (99)% $67 $244 (73)% Reported EPS $0.00 $0.68 (100)% $0.22 $0.83 (73)% Adjusted EPS $0.40 $0.46 (13)% $0.83 $0.85 (2)% Adjusted EBITDA $476 $455 5% 5% $936 $886 6% 7% Adjusted EBITDA Margin 35.0% 35.3% (30) bps 35.0% 34.9% 10 bps AFFO $277 $271 2% $561 $535 5% AFFO per share $0.94 $0.93 1% $1.91 $1.83 4% • Total reported revenues for the second quarter were $1.4 billion, compared with $1.3 billion in the second quarter of 2022, an increase of 5.3%. Excluding the impact of foreign currency exchange ("Fx"), total reported revenues increased 6.0% compared to the prior year, driven by a 10.9% increase in storage rental revenue, while service revenue decreased 1.0%, as a result of year-on-year component price declines, which have now stabilized. Service revenue growth increased 7.7% on a constant currency basis excluding the ALM business. Year to date, total reported revenues increased 5.3%, or 6.7% excluding the impact of Fx. • Net Income for the second quarter was $1.1 million compared with $201.9 million in the second quarter of 2022. Year to date, net income was $66.7 million, compared with $243.6 million in 2022. • Adjusted EBITDA for the second quarter was $475.7 million, compared with $454.7 million in the second quarter of 2022, an increase of 4.6%. On a constant currency basis, Adjusted EBITDA increased by 4.7% in the second quarter, driven by the strong increase in storage rental revenue and data center commencements. On a constant currency basis, year to date Adjusted EBITDA increased 6.6%. • FFO (Normalized) per share was $0.71 for the second quarter, compared with $0.74 in the second quarter of 2022. Year to date, FFO (Normalized) per share was $1.42, compared with $1.41 in 2022, or an increase of 0.7%. • AFFO was $277.0 million for the second quarter, compared with $270.9 million in the second quarter of 2022, an increase of 2.2%, driven by improved Adjusted EBITDA and lower cash taxes. Year to date, AFFO was $561.0 million, compared with $535.2 million in 2022, or an increase of 4.8%. • AFFO per share was $0.94 for the second quarter, compared with $0.93 in the second quarter of 2022, an increase of 1.1%, driven by improved Adjusted EBITDA. Year to date, AFFO per share was $1.91, compared with $1.83 in 2022, or an increase of 4.4%. Section I - Q2 Earnings Press Release investors.ironmountain.com Q2 2023 Supplemental Financial Information 3

Dividend On August 3, 2023, Iron Mountain's Board of Directors declared a quarterly cash dividend of $0.65 per share for the third quarter, representing an increase of 5%. The third quarter 2023 dividend is payable on October 5, 2023, for shareholders of record on September 15, 2023. Guidance Iron Mountain affirmed full year 2023 guidance; details are summarized in the table below. 2023 Guidance(1) ($ in millions, except per share data) 2023 Guidance Y/Y % Change at Midpoint Total Revenue $5,500 - $5,600 ~9% Adjusted EBITDA $1,940 - $1,975 ~7% AFFO $1,150 - $1,175 ~5% AFFO Per Share $3.91 - $4.00 ~4% (1) Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful. About Iron Mountain Iron Mountain Incorporated (NYSE: IRM) is a global leader in innovative storage, data center infrastructure, asset lifecycle management and information management services. Founded in 1951 and trusted by more than 225,000 customers worldwide, Iron Mountain helps customers CLIMB HIGHER™ to transform their businesses. Through a range of offerings including digital transformation, data centers, secure records storage, information management, asset lifecycle management, secure destruction, and art storage and logistics, Iron Mountain helps businesses bring light to their dark data, enabling customers to unlock value and intelligence from their stored digital and physical assets at speed and with security, while helping them meet their environmental goals. To learn more about Iron Mountain, please visit: www.IronMountain.com and follow @IronMountain on Twitter and LinkedIn. Section I - Q2 Earnings Press Release investors.ironmountain.com Q2 2023 Supplemental Financial Information 4

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: We have made statements in this press release that constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward-looking statements concern our current expectations regarding our future results from operations, economic performance, financial condition, goals, strategies, investment objectives, plans and achievements. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors, and you should not rely upon them except as statements of our present intentions and of our present expectations, which may or may not occur. When we use words such as “believes”, “expects”, “anticipates”, “estimates”, “plans”, “intends”, “pursue”, “will” or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability or inability to execute our strategic growth plan, including our ability to invest according to plan, grow our businesses (including through joint ventures), incorporate alternative technologies into our offerings, achieve satisfactory returns on new product offerings, continue our revenue management, expand and manage our global operations, complete acquisitions on satisfactory terms, integrate acquired companies efficiently and transition to more sustainable sources of energy; (ii) changes in customer preferences and demand for our storage and information management services, including as a result of the shift from paper and tape storage to alternative technologies that require less physical space; (iii) the impact of our distribution requirements on our ability to execute our business plan; (iv) the costs of complying with and our ability to comply with laws, regulations and customer requirements, including those relating to data privacy and cybersecurity issues, as well as fire and safety and environmental standards; (v) the impact of attacks on our internal information technology (“IT”) systems, including the impact of such incidents on our reputation and ability to compete and any litigation or disputes that may arise in connection with such incidents; (vi) our ability to fund capital expenditures; (vii) our ability to remain qualified for taxation as a real estate investment trust for United States federal income tax purposes (“REIT”); (viii) changes in the political and economic environments in the countries in which we operate and changes in the global political climate; (ix) our ability to raise debt or equity capital and changes in the cost of our debt; (x) our ability to comply with our existing debt obligations and restrictions in our debt instruments; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xii) the cost or potential liabilities associated with real estate necessary for our business; (xiii) unexpected events, including those resulting from climate change or geopolitical events, could disrupt our operations and adversely affect our reputation and results of operations; (xiv) failures to implement and manage new IT systems; (xv) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xvi) the other risks described in our periodic reports filed with the SEC, including under the caption “Risk Factors” in Part I, Item 1A of our Annual Report. Except as required by law, we undertake no obligation to update any forward-looking statements appearing in this release. Reconciliation of Non-GAAP Measures Throughout this release, Iron Mountain discusses (1) Adjusted EBITDA, (2) Adjusted EPS, (3) FFO (Nareit), (4) FFO (Normalized), and (5) AFFO. These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, net income (loss) attributable to Iron Mountain Incorporated or cash flows from operating activities (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and their definitions are included later in this release. Investor Relations Contacts: Gillian Tiltman Sarah Barry SVP, Head of Investor Relations Senior Manager, Investor Relations Gillian.Tiltman@ironmountain.com Sarah.Barry@ironmountain.com (617) 286-4881 (617) 237-6597 Section I - Q2 Earnings Press Release investors.ironmountain.com Q2 2023 Supplemental Financial Information 5

Facts and Figures $5.2 Billion Trailing Twelve-Month Revenue 225,000+ Customer Accounts ~26,000 Employees ~1,400 Facilities Worldwide 89 million+ Pieces of Media ~730 million Cubic Feet of Global Storage Volume Financial Highlights Q2 2023 Q1 2023 Q4 2022 Q3 2022 Q2 2022 Storage Rental Revenue $830,756 $810,089 $769,457 $760,370 $753,126 Service Revenue $527,180 $504,260 $509,592 $526,575 $536,408 Total Revenues $1,357,936 $1,314,349 $1,279,049 $1,286,945 $1,289,534 Adjusted EBITDA $475,658 $460,808 $471,923 $469,434 $454,706 Adjusted EBITDA Margin 35.0% 35.1% 36.9% 36.5% 35.3 % Net Income (Loss) Attributable to Iron Mountain Incorporated $114 $64,595 $122,437 $192,164 $200,081 Reported EPS - Fully Diluted $0.00 $0.22 $0.42 $0.66 $0.68 Adjusted EPS $0.40 $0.42 $0.43 $0.48 $0.46 FFO (Normalized) $208,113 $207,392 $216,182 $223,315 $216,240 FFO (Normalized) per Share $0.71 $0.71 $0.74 $0.76 $0.74 AFFO $277,029 $284,000 $286,791 $287,971 $270,934 AFFO per Share $0.94 $0.97 $0.98 $0.98 $0.93 Dividend per Share $0.62 $0.62 $0.62 $0.62 $0.62 TTM AFFO Payout Ratio 63.9% 64.1% 65.2% 66.3% 67.8 % Weighted Average Common Shares Outstanding - Diluted 293,527 293,049 292,892 292,552 292,487 Net Lease-Adjusted Leverage Ratio 5.1x 5.1x 5.1x 5.2x 5.3x Operating Highlights Q2 2023 Q1 2023 Q4 2022 Q3 2022 Q2 2022 Organic Storage Rental Revenue Growth 10.8% 11.1% 11.0% 9.7% 8.2 % Organic Service Revenue Growth (1.4) % 2.0% 11.8% 21.8% 21.1 % Total Volume - Storage 730,767 730,136 729,284 732,211 730,002 Storage Facility Capacity Utilization 79.6% 79.5% 79.3% 79.8% 81.3 % Records Management Retention Rate 92.8% 93.0% 93.3% 93.4% 93.8 % Storage Revenue / Sq. Ft. $8.78 $8.64 $8.34 $8.35 $8.27 Storage NOI / Sq. Ft. $7.10 $7.00 $6.84 $6.70 $6.64 Data Center: Leasable Megawatts 221.2 206.9 191.6 190.6 179.8 Leased % - Stabilized 94.7% 94.3% 92.6% 93.0% 91.8 % Leased % - Total 92.2% 92.2% 91.6% 92.0% 90.6 % Kilowatts Leased - New/Expansion 2,690 51,770 13,657 6,901 83,046 Churn 1.4% 1.5% 0.2% 0.6% 0.6 % Number of Facilities 24 24 21 20 20 Number of Markets 19 19 19 18 18 Section II - Financial Highlights and Organic Growth investors.ironmountain.com Q2 2023 Supplemental Financial Information 6

Organic Revenue Growth (1) Q2 2023 Q1 2023 YTD 2023 Reported Constant Currency Organic Revenue Reported Constant Currency Organic Revenue Reported Constant Currency Organic Revenue Storage Rental 10.3% 10.9% 10.8% 7.9% 10.2% 11.1% 9.1% 10.6% 11.0% Service (1.7)% (1.0)% (1.4)% 1.5% 3.5% 2.0% (0.2)% 1.1% 0.2% Total Revenues 5.3% 6.0% 5.7% 5.3% 7.5% 7.5% 5.3% 6.7% 6.6% Total Organic Revenue Growth 7.4% 8.5% 10.0% 12.8% 14.1% 11.3% 7.5% 5.7% Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 0.0% 4.0% 8.0% 12.0% 16.0% Organic Storage Rental Revenue Growth 2.3% 3.6% 6.8% 8.2% 9.7% 11.0% 11.1% 10.8% Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Organic Service Revenue Growth 17.7% 17.6% 16.1% 21.1% 21.8% 11.8% 2.0% (1.4)% Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 (10.0)% 0.0% 10.0% 20.0% 30.0% (1) Constant Currency and excluding impact from business acquisitions and divestitures. Section II - Financial Highlights and Organic Growth investors.ironmountain.com Q2 2023 Supplemental Financial Information 7

Global Storage Volume Global RIM Corporate and Other Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 500,000 550,000 600,000 650,000 700,000 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Global RIM 705,527 707,608 711,549 722,582 721,945 723,331 725,665 727,496 724,480 724,926 725,510 Corporate and Other 3,707 3,734 4,223 4,250 4,301 4,322 4,336 4,715 4,804 5,210 5,256 Total Volume - Storage 709,234 711,342 715,772 726,831 726,246 727,653 730,002 732,211 729,284 730,136 730,767 Business acquisitions during the quarter (1) — — 5,020 10,743 — — — 143 — — — (1) Volume acquired through acquisition in the quarter; this is included in Total Storage Volume. Section III - Operational Metrics investors.ironmountain.com Q2 2023 Supplemental Financial Information 8

Quarterly Operating Performance Y/Y % Change Q2 2023 Q1 2023 Q2 2022 Reported Constant Currency Organic Growth (1) Global RIM Business Storage Rental $704,011 $687,669 $649,771 8.3% 9.2% 9.2% Service 455,856 438,857 420,705 8.4% 9.3% 9.3% Total Revenues $1,159,867 $1,126,526 $1,070,476 8.4% 9.2% 9.2% Adjusted EBITDA $499,062 $477,784 $469,368 Adjusted EBITDA Margin 43.0% 42.4% 43.8 % Global Data Center Business Storage Rental $110,990 $107,435 $89,768 23.6% 23.0% 22.3% Service 7,043 4,870 10,320 (31.8)% (33.2)% (32.4)% Total Revenues $118,033 $112,305 $100,088 17.9% 17.1% 16.7% Adjusted EBITDA $53,809 $50,635 $42,307 Adjusted EBITDA Margin 45.6% 45.1% 42.3 % Corporate and Other Storage Rental $15,755 $14,985 $13,587 16.0% 15.8% 11.5% Service 64,281 60,533 105,383 (39.0)% (38.9)% (41.0)% Total Revenues $80,036 $75,518 $118,970 (32.7)% (32.6)% (35.0)% Adjusted EBITDA $(77,213) $(67,611) $(56,969) Total Consolidated Storage Rental $830,756 $810,089 $753,126 10.3% 10.9% 10.8% Service 527,180 504,260 536,408 (1.7)% (1.0)% (1.4)% Total Revenues $1,357,936 $1,314,349 $1,289,534 5.3% 6.0% 5.7% Adjusted EBITDA $475,658 $460,808 $454,706 Adjusted EBITDA Margin 35.0% 35.1% 35.3% (1) Constant Currency and excluding impact from business acquisitions and divestitures. Section III - Operational Metrics investors.ironmountain.com Q2 2023 Supplemental Financial Information 9

Year to Date Operating Performance Y/Y % Change YTD 2023 YTD 2022 Reported Constant Currency Organic Growth (1) Global RIM Business Storage Rental $1,391,680 $1,299,858 7.1% 8.7% 9.3% Service 894,713 819,509 9.2% 10.9% 11.4% Total Revenues $2,286,393 $2,119,367 7.9% 9.5% 10.1% Adjusted EBITDA $976,846 $918,163 Adjusted EBITDA Margin 42.7% 43.3 % Global Data Center Business Storage Rental $218,425 $177,219 23.3% 23.6% 23.0% Service 11,913 19,856 (40.0)% (40.1)% (39.8)% Total Revenues $230,338 $197,075 16.9% 17.2% 16.7% Adjusted EBITDA $104,444 $84,284 Adjusted EBITDA Margin 45.3% 42.8 % Corporate and Other Storage Rental $30,740 $27,119 13.4% 14.1% 10.0% Service 124,814 194,019 (35.7)% (35.3)% (42.4)% Total Revenues $155,554 $221,138 (29.7)% (29.2)% (36.0)% Adjusted EBITDA $(144,824) $(116,747) Total Consolidated Storage Rental $1,640,845 $1,504,196 9.1% 10.6% 11.0% Service 1,031,440 1,033,384 (0.2)% 1.1% 0.2% Total Revenues $2,672,285 $2,537,580 5.3% 6.7% 6.6% Adjusted EBITDA $936,466 $885,700 Adjusted EBITDA Margin 35.0% 34.9% (1) Constant Currency and excluding impact from business acquisitions and divestitures. Section III - Operational Metrics investors.ironmountain.com Q2 2023 Supplemental Financial Information 10

Consolidated Balance Sheets 6/30/2023 12/31/2022 ASSETS Current Assets: Cash and Cash Equivalents $149,493 $141,797 Accounts Receivable, Net 1,182,154 1,174,915 Prepaid Expenses and Other 279,522 230,433 Total Current Assets $1,611,169 $1,547,145 Property, Plant and Equipment: Property, Plant and Equipment $9,546,766 $9,025,765 Less: Accumulated Depreciation (3,943,300) (3,910,321) Property, Plant and Equipment, Net $5,603,466 $5,115,444 Other Assets, Net: Goodwill $4,928,145 $4,882,734 Customer and Supplier Relationships and Other Intangible Assets 1,348,679 1,423,145 Operating Lease Right-of-Use Assets 2,671,371 2,583,704 Other 515,739 588,342 Total Other Assets, Net $9,463,934 $9,477,925 Total Assets $16,678,569 $16,140,514 LIABILITIES AND EQUITY Current Liabilities: Current Portion of Long-term Debt $102,582 $87,546 Accounts Payable 482,244 469,198 Accrued Expenses and Other Current Liabilities 1,141,613 1,031,910 Deferred Revenue 336,068 328,910 Total Current Liabilities $2,062,507 $1,917,564 Long-term Debt, Net of Current Portion 11,144,230 10,481,449 Long-term Operating Lease Liabilities, Net of Current Portion 2,513,975 2,429,167 Other Long-term Liabilities 164,242 317,376 Deferred Income Taxes 273,213 263,005 Redeemable Noncontrolling Interests 104,059 95,160 Total Long-term Liabilities $14,199,719 $13,586,157 Total Liabilities $16,262,226 $15,503,721 Equity Total Equity $416,343 $636,793 Total Liabilities and Equity $16,678,569 $16,140,514 Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q2 2023 Supplemental Financial Information 11

Quarterly Consolidated Statements of Operations Q2 2023 Q1 2023 Q/Q % Change Q2 2022 Y/Y % Change Revenues: Storage Rental $830,756 $810,089 2.6% $753,126 10.3 % Service 527,180 504,260 4.5% 536,408 (1.7) % Total Revenues $1,357,936 $1,314,349 3.3% $1,289,534 5.3 % Operating Expenses: Cost of Sales (excluding Depreciation and Amortization) $592,644 $571,626 3.7% $556,476 6.5 % Selling, General and Administrative 311,805 294,520 5.9% 295,394 5.6 % Depreciation and Amortization 195,367 182,094 7.3% 178,254 9.6 % Acquisition and Integration Costs 1,511 1,595 (5.3) % 16,878 (91.0) % Restructuring and Other Transformation 45,588 36,913 23.5% — — (Gain) Loss on Disposal/Write-Down of PP&E, Net (1,505) (13,061) (88.5) % (51,249) (97.1) % Total Operating Expenses $1,145,410 $1,073,687 6.7% $995,753 15.0 % Operating Income (Loss) $212,526 $240,662 (11.7) % $293,781 (27.7) % Interest Expense, Net 144,178 137,169 5.1% 115,057 25.3 % Other Expense (Income), Net 62,950 21,200 196.9% (41,217) n/a Net Income (Loss) Before Provision (Benefit) for Income Taxes $5,398 $82,293 (93.4) % $219,941 (97.5) % Provision (Benefit) for Income Taxes 4,255 16,758 (74.6) % 18,083 (76.5) % Net Income (Loss) $1,143 $65,535 (98.3) % $201,858 (99.4) % Less: Net Income (Loss) Attributable to Noncontrolling Interests 1,029 940 9.5% 1,777 (42.1) % Net Income (Loss) Attributable to Iron Mountain Incorporated $114 $64,595 (99.8) % $200,081 (99.9) % Net Income (Loss) Per Share Attributable to Iron Mountain Incorporated: Basic $0.00 $0.22 (100.0) % $0.69 (100.0) % Diluted $0.00 $0.22 (100.0) % $0.68 (100.0) % Weighted Average Common Shares Outstanding - Basic 291,825 291,442 0.1% 290,756 0.4 % Weighted Average Common Shares Outstanding - Diluted 293,527 293,049 0.2% 292,487 0.4 % Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q2 2023 Supplemental Financial Information 12

Year to Date Consolidated Statements of Operations YTD 2023 YTD 2022 % Change Revenues: Storage Rental $1,640,845 $1,504,196 9.1 % Service 1,031,440 1,033,384 (0.2) % Total Revenues $2,672,285 $2,537,580 5.3 % Operating Expenses: Cost of Sales (excluding Depreciation and Amortization) $1,164,270 $1,103,098 5.5 % Selling, General and Administrative 606,325 576,117 5.2 % Depreciation and Amortization 377,461 361,869 4.3 % Acquisition and Integration Costs 3,106 32,539 (90.5) % Restructuring and Other Transformation 82,501 — — (Gain) Loss on Disposal/Write-Down of PP&E, Net (14,566) (51,954) (72.0) % Total Operating Expenses $2,219,097 $2,021,669 9.8 % Operating Income (Loss) $453,188 $515,911 (12.2) % Interest Expense, Net 281,347 229,499 22.6 % Other Expense (Income), Net 84,150 14,684 n/a Net Income (Loss) Before Provision (Benefit) for Income Taxes $87,691 $271,728 (67.7) % Provision (Benefit) for Income Taxes 21,013 28,163 (25.4) % Net Income (Loss) $66,678 $243,565 (72.6) % Less: Net Income (Loss) Attributable to Noncontrolling Interests 1,969 1,185 66.2 % Net Income (Loss) Attributable to Iron Mountain Incorporated $64,709 $242,380 (73.3) % Net Income (Loss) Per Share Attributable to Iron Mountain Incorporated: Basic $0.22 $0.83 (73.5) % Diluted $0.22 $0.83 (73.5) % Weighted Average Common Shares Outstanding - Basic 291,633 290,542 0.4 % Weighted Average Common Shares Outstanding - Diluted 293,288 292,166 0.4 % Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q2 2023 Supplemental Financial Information 13

Quarterly Reconciliation of Net Income (Loss) to Adjusted EBITDA Q2 2023 Q1 2023 Q/Q % Change Q2 2022 Y/Y % Change Net Income $1,143 $65,535 (98.3) % $201,858 (99.4) % Add / (Deduct): Interest Expense, Net 144,178 137,169 5.1% 115,057 25.3 % Provision (Benefit) for Income Taxes 4,255 16,758 (74.6) % 18,083 (76.5) % Depreciation and Amortization 195,367 182,094 7.3% 178,254 9.6 % Acquisition and Integration Costs 1,511 1,595 (5.3) % 16,878 (91.0) % Restructuring and Other Transformation 45,588 36,913 23.5% — — (Gain) Loss on Disposal/Write-Down of PP&E, Net (Including Real Estate) (1,505) (13,061) (88.5) % (51,249) (97.1) % Other Expense (Income), Net, Excluding our Share of Losses (Gains) from our Unconsolidated Joint Ventures 58,694 17,491 n/a (46,103) n/a Stock-Based Compensation Expense 22,373 12,509 78.9% 20,256 10.5 % Our Share of Adjusted EBITDA Reconciling Items from our Unconsolidated Joint Ventures 4,054 3,805 6.5% 1,672 142.5 % Adjusted EBITDA $475,658 $460,808 3.2% $454,706 4.6 % Year to Date Reconciliation of Net Income (Loss) to Adjusted EBITDA YTD 2023 YTD 2022 % Change Net Income $66,678 $243,565 (72.6) % Add / (Deduct): Interest Expense, Net 281,347 229,499 22.6 % Provision (Benefit) for Income Taxes 21,013 28,163 (25.4) % Depreciation and Amortization 377,461 361,869 4.3 % Acquisition and Integration Costs 3,106 32,539 (90.5) % Restructuring and Other Transformation 82,501 — — (Gain) Loss on Disposal/Write-Down of PP&E, Net (Including Real Estate) (14,566) (51,954) (72.0) % Other Expense (Income), Net, Excluding our Share of Losses (Gains) from our Unconsolidated Joint Ventures 76,185 7,412 n/a Stock-Based Compensation Expense 34,882 31,597 10.4 % Our Share of Adjusted EBITDA Reconciling Items from our Unconsolidated Joint Ventures 7,859 3,010 161.1 % Adjusted EBITDA $936,466 $885,700 5.7 % Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q2 2023 Supplemental Financial Information 14

Quarterly Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share Q2 2023 Q1 2023 Q/Q % Change Q2 2022 Y/Y % Change Reported EPS - Fully Diluted from Net Income (Loss) Attributable to Iron Mountain Incorporated $0.00 $0.22 (100.0) % $0.68 (100.0) % Add / (Deduct): Acquisition and Integration Costs 0.01 0.01 — 0.06 (83.3) % Restructuring and Other Transformation 0.16 0.13 23.1% — — (Gain) Loss on Disposal/Write-Down of PP&E, Net (0.01) (0.04) (75.0) % (0.18) (94.4) Other Expense (Income), Net, Excluding our Share of Losses (Gains) from our Unconsolidated Joint Ventures 0.20 0.06 n/a (0.16) n/a Stock-Based Compensation Expense 0.08 0.04 100.0% 0.07 14.3 % Non-Cash Amortization Related to Derivative Instruments 0.02 0.02 — — — Tax Impact of Reconciling Items and Discrete Tax Items (1) (0.05) (0.02) 150.0% (0.03) 66.7 % Net Income Attributable to Noncontrolling Interests — — — 0.01 (100.0) % Adjusted EPS - Fully Diluted from Net Income (Loss) Attributable to Iron Mountain Incorporated $0.40 $0.42 (4.8) % $0.46 (13.0) % Year to Date Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share YTD 2023 YTD 2022 % Change Reported EPS - Fully Diluted from Net Income (Loss) Attributable to Iron Mountain Incorporated $0.22 $0.83 (73.5) % Add / (Deduct): Acquisition and Integration Costs 0.01 0.11 (90.9) % Restructuring and Other Transformation 0.28 — — Amortization Related to the Write-Off of Certain Customer Relationship Intangible Assets — 0.02 (100.0) % (Gain) Loss on Disposal/Write-Down of PP&E, Net (0.05) (0.18) (72.2) % Other Expense (Income), Net, Excluding our Share of Losses (Gains) from our Unconsolidated Joint Ventures 0.26 0.03 n/a Stock-Based Compensation Expense 0.12 0.11 9.1 % Non-Cash Amortization Related to Derivative Instruments 0.04 — — Tax Impact of Reconciling Items and Discrete Tax Items (1) (0.06) (0.07) (14.3) % Net Income Attributable to Noncontrolling Interests 0.01 — — Adjusted EPS - Fully Diluted from Net Income (Loss) Attributable to Iron Mountain Incorporated $0.83 $0.85 (2.4) % (1) The difference between our effective tax rates and our structural tax rate (or adjusted effective tax rates) for the three months and six months ended June 30, 2023 and 2022 is primarily due to (i) the reconciling items above, which impact our reported net income (loss) before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. Our structural tax rate for purposes of the calculation of Adjusted EPS for the quarters and year to date ended June 30, 2023 and 2022 was 14.0% and 16.5%, respectively, and quarter ended March 31, 2023 was 15.2%. The Tax Impact of Reconciling Items and Discrete Tax Items is calculated using the current quarter’s estimate of the annual structural tax rate. This may result in the current period adjustment plus prior reported quarterly adjustments not summing to the year to date adjustment. Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q2 2023 Supplemental Financial Information 15

Quarterly Reconciliation of Net Income (Loss) to FFO and AFFO Q2 2023 Q1 2023 Q/Q % Change Q2 2022 Y/Y % Change Net Income $1,143 $65,535 (98.3) % $201,858 (99.4) % Add / (Deduct): Real Estate Depreciation (1) 81,558 76,129 7.1% 75,008 8.7% (Gain) Loss on Sale of Real Estate, Net of Tax (1,853) (15,746) (88.2) % (48,978) (96.2) % Data Center Lease-Based Intangible Assets Amortization (2) 4,907 6,129 (19.9) % 4,040 21.5 % Our Share of FFO (Nareit) Reconciling Items from our Unconsolidated Joint Ventures 562 132 n/a — — FFO (Nareit) $86,317 $132,179 (34.7) % $231,928 (62.8) % Add / (Deduct): Acquisition and Integration Costs 1,511 1,595 (5.3) % 16,878 (91.0) % Restructuring and Other Transformation 45,588 36,913 23.5% — — (Gain) Loss on Disposal/Write-Down of PP&E, Net (Excluding Real Estate) (1,417) 4,550 (131.1) % (2,270) (37.6) % Other Expense (Income), Net, Excluding our Share of Losses (Gains) from our Unconsolidated Joint Ventures 58,694 17,491 n/a (46,103) n/a Stock-Based Compensation Expense 22,373 12,509 78.9% 20,256 10.5 % Non-Cash Amortization Related to Derivative Instruments 5,817 5,834 (0.3) % — — Real Estate Financing Lease Depreciation 3,008 2,988 0.7% 3,427 (12.2) % Tax Impact of Reconciling Items and Discrete Tax Items (3) (13,278) (6,893) 92.6% (8,250) 60.9 % Our Share of FFO (Normalized) Reconciling Items from our Unconsolidated Joint Ventures (500) 226 n/a 374 n/a FFO (Normalized) $208,113 $207,392 0.3% $216,240 (3.8) % Per Share Amounts (Fully Diluted Shares): FFO (Nareit) $0.29 $0.45 (35.6) % $0.79 (63.3) % FFO (Normalized) $0.71 $0.71 — $0.74 (4.1) % Weighted Average Common Shares Outstanding - Basic 291,825 291,442 0.1% 290,756 0.4 % Weighted Average Common Shares Outstanding - Diluted 293,527 293,049 0.2% 292,487 0.4% (1) Includes depreciation expense related to owned real estate assets (land improvements, buildings, building improvements, leasehold improvements and racking), excluding depreciation related to real estate financing leases. (2) Includes amortization expense for Data Center In-Place Lease Intangible Assets and Data Center Tenant Relationship Intangible Assets. (3) Represents the tax impact of (i) the reconciling items above, which impacts our reported net income (loss) before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q2 2023 Supplemental Financial Information 16

Quarterly Reconciliation of Net Income (Loss) to FFO and AFFO (Continued) Q2 2023 Q1 2023 Q/Q % Change Q2 2022 Y/Y % Change FFO (Normalized) $208,113 $207,392 0.3% $216,240 (3.8) % Add / (Deduct): Non-Real Estate Depreciation 49,764 40,948 21.5% 37,667 32.1 % Amortization Expense (1) 46,070 44,657 3.2% 48,332 (4.7) % Amortization of Deferred Financing Costs 3,763 4,332 (13.1) % 3,454 8.9 % Revenue Reduction Associated with Amortization of Customer Inducements and Above- and Below-Market Leases 1,732 1,760 (1.6) % 1,821 (4.9) % Non-Cash Rent Expense (Income) 6,603 7,436 (11.2) % 4,384 50.6 % Reconciliation to Normalized Cash Taxes (8,575) 3,157 n/a (9,422) (9.0) % Our Share of AFFO Reconciling Items from our Unconsolidated Joint Ventures 2,525 1,981 27.5% 857 194.6 % Less: Recurring Capital Expenditures 32,966 27,663 19.2% 32,399 1.8 % AFFO $277,029 $284,000 (2.5) % $270,934 2.2 % Per Share Amounts (Fully Diluted Shares): AFFO Per Share $0.94 $0.97 (3.1) % $0.93 1.1 % Weighted Average Common Shares Outstanding - Basic 291,825 291,442 0.1% 290,756 0.4 % Weighted Average Common Shares Outstanding - Diluted 293,527 293,049 0.2% 292,487 0.4% (1) Includes customer and supplier relationship value, intake costs, acquisition of customer relationships and other intangibles. Excludes amortization of capitalized commissions. Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q2 2023 Supplemental Financial Information 17

Year to Date Reconciliation of Net Income (Loss) to FFO and AFFO YTD 2023 YTD 2022 % Change Net Income $66,678 $243,565 (72.6) % Add / (Deduct): Real Estate Depreciation (1) 157,687 154,341 2.2% (Gain) Loss on Sale of Real Estate, Net of Tax (17,599) (48,764) (63.9) % Data Center Lease-Based Intangible Assets Amortization (2) 11,036 8,163 35.2 % Our Share of FFO (Nareit) Reconciling Items from our Unconsolidated Joint Ventures 694 — — FFO (Nareit) $218,496 $357,305 (38.8) % Add / (Deduct): Acquisition and Integration Costs 3,106 32,539 (90.5) % Restructuring and Other Transformation 82,501 — — Loss (Gain) on Disposal/Write-Down of PP&E, Net (Excluding Real Estate) 3,133 (3,189) (198.2) % Other Expense (Income), Net, Excluding our Share of Losses (Gains) from our Unconsolidated Joint Ventures 76,185 7,412 n/a Stock-Based Compensation Expense 34,882 31,597 10.4 % Non-Cash Amortization Related to Derivative Instruments 11,651 — — Real Estate Financing Lease Depreciation 5,996 7,207 (16.8) % Tax Impact of Reconciling Items and Discrete Tax Items (3) (18,491) (20,876) (11.4) % Our Share of FFO (Normalized) Reconciling Items from our Unconsolidated Joint Ventures (274) 354 (177.4) % FFO (Normalized) $417,185 $412,349 1.2 % Per Share Amounts (Fully Diluted Shares): FFO (Nareit) $0.74 $1.22 (39.3) % FFO (Normalized) $1.42 $1.41 0.7 % Weighted Average Common Shares Outstanding - Basic 291,633 290,542 0.4 % Weighted Average Common Shares Outstanding - Diluted 293,288 292,166 0.4% (1) Includes depreciation expense related to owned real estate assets (land improvements, buildings, building improvements, leasehold improvements and racking), excluding depreciation related to real estate financing leases. (2) Includes amortization expense for Data Center In-Place Lease Intangible Assets and Data Center Tenant Relationship Intangible Assets. (3) Represents the tax impact of (i) the reconciling items above, which impact our reported net income (loss) before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) from income taxes and (ii) other discrete tax items. Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q2 2023 Supplemental Financial Information 18

Full Year Reconciliation of Net Income (Loss) to FFO and AFFO (continued) YTD 2023 YTD 2022 % Change FFO (Normalized) $417,185 $412,349 1.2 % Add / (Deduct): Non-Real Estate Depreciation 90,712 74,947 21.0 % Amortization Expense (1) 90,727 98,826 (8.2) % Amortization of Deferred Financing Costs 8,096 9,064 (10.7) % Revenue Reduction Associated with Amortization of Customer Inducements and Above- and Below-Market Leases 3,492 3,681 (5.1) % Non-Cash Rent Expense (Income) 14,039 7,510 86.9 % Reconciliation to Normalized Cash Taxes (7,098) (5,992) 18.5 % Our Share of AFFO Reconciling Items from our Unconsolidated Joint Ventures 4,506 1,967 129.1 % Less: Recurring Capital Expenditures 60,629 67,184 (9.8) % AFFO $561,030 $535,168 4.8 % Per Share Amounts (Fully Diluted Shares): AFFO Per Share $1.91 $1.83 4.4 % Weighted Average Common Shares Outstanding - Basic 291,633 290,542 0.4 % Weighted Average Common Shares Outstanding - Diluted 293,288 292,166 0.4% (1) Includes customer and supplier relationship value, intake costs, acquisition of customer relationships and other intangibles. Excludes amortization of capitalized commissions. Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q2 2023 Supplemental Financial Information 19

Quarterly Storage Rental and Service Business Detail Q2 2023 Q1 2023 Q/Q % Change Q2 2022 Y/Y % Change Storage Rental Business Detail Total Storage Rental Revenue $830,756 $810,089 2.6% $753,126 10.3 % Plus: Terminations/Permanent Withdrawal Fees 7,855 7,640 2.8% 8,739 (10.1) % Total Revenue from Adjusted Storage Rental Activities $838,612 $817,728 2.6% $761,866 10.1 % Less: Storage Rental Expenses Storage Rent 117,464 116,150 1.1% 103,420 13.6 % Storage Rental Labor 8,395 7,839 7.1% 6,953 20.7 % All Other Storage Costs 124,196 114,308 8.7% 108,191 14.8 % Storage Rental Cost of Sales $250,055 $238,297 4.9% $218,563 14.4 % Storage Rental Gross Profit $588,557 $579,431 1.6% $543,302 8.3 % Storage Rental Gross Margin 70.2% 70.9% -70 bps 71.3% -110 bps Service Business Detail Total Service Revenue $527,180 $504,260 4.5% $536,408 (1.7) % Less: Terminations/Permanent Withdrawal Fees 7,855 7,640 2.8% 8,739 (10.1) % Total Revenue from Adjusted Service Activities $519,325 $496,621 4.6% $527,669 (1.6) % Less: Service Expenses Service Rent 6,212 4,986 24.6% 4,273 45.4 % Service Labor 216,003 211,690 2.0% 196,506 9.9 % All Other Service Costs 120,375 116,653 3.2% 137,134 (12.2) % Service Cost of Sales $342,589 $333,329 2.8% $337,913 1.4 % Service Gross Profit $176,736 $163,291 8.2% $189,756 (6.9) % Service Gross Margin 34.0% 32.9% 110 bps 36.0% -200 bps Section V - Storage and Service Reconciliation investors.ironmountain.com Q2 2023 Supplemental Financial Information 20

Year to Date Storage Rental and Service Business Detail YTD 2023 YTD 2022 % Change Storage Rental Business Detail Total Storage Rental Revenue $1,640,845 $1,504,196 9.1 % Plus: Terminations/Permanent Withdrawal Fees 15,495 17,102 (9.4) % Total Revenue from Adjusted Storage Rental Activities $1,656,340 $1,521,298 8.9 % Less: Storage Rental Expenses Storage Rent 233,614 207,711 12.5 % Storage Rental Labor 16,234 13,693 18.6 % All Other Storage Costs 238,504 221,124 7.9 % Storage Rental Cost of Sales $488,352 $442,528 10.4 % Storage Rental Gross Profit $1,167,988 $1,078,770 8.3 % Storage Rental Gross Margin 70.5% 70.9% -40 bps Service Business Detail Total Service Revenue $1,031,440 $1,033,384 (0.2) % Less: Terminations/Permanent Withdrawal Fees 15,495 17,102 (9.4) % Total Revenue from Adjusted Service Activities $1,015,945 $1,016,282 — Less: Service Expenses Service Rent $11,198 $8,142 37.5 % Service Labor $427,693 $391,267 9.3 % All Other Service Costs 237,027 261,161 (9.2) % Service Cost of Sales $675,918 $660,570 2.3 % Service Gross Profit $340,027 $355,712 (4.4) % Service Gross Margin 33.5% 35.0% -150 bps Section V - Storage and Service Reconciliation investors.ironmountain.com Q2 2023 Supplemental Financial Information 21

Global Real Estate Portfolio and Lease Obligations Global Real Estate Portfolio (1) Owned Facilities Leased Facilities Total Buildings Sq. Ft. Buildings Sq. Ft. Buildings Sq. Ft. Total as of 3/31/2023 (2) 237 23,845 1,135 73,175 1,372 97,019 Additions & Expansions — — 11 1,917 11 1,917 Dispositions & Move Outs — — (11) (329) (11) (329) Total as of 6/30/2023 (3) 237 23,845 1,135 74,763 1,372 98,607 Total % 17.3% 24.2% 82.7% 75.8 % Top Five Markets Owned, United States (in Sq. Ft.) Top Five Markets Owned, International (in Sq. Ft.) Northern New Jersey 1,947 Paris, France 807 Chicago 1,282 Montreal, Canada 552 Boston 1,258 Mexico City, Mexico 452 Dallas 966 Toronto, Canada 434 Houston 917 Lima, Peru 434 Facility Lease Expirations (4) (% of total square feet subject to lease) 4.2% 5.0% 4.7% 4.1% 2.9% 5.0% 4.8% 4.4% 5.0% 59.9% 2023 2024 2025 2026 2027 2028 2029 2030 2031 Thereafter Weighted-Average Remaining Operating Lease Obligation: 11.1 Years (1) Includes real estate held in consolidated joint ventures. (2) Reflects adjustments to previous periods due to refinements to real estate basis. (3) Includes 12 owned data center facilities and 5 leased data center facilities with 2.6M Sq. Ft. and 0.8M Sq. Ft., respectively. (4) Includes financing and operating lease obligations. Section VI - Real Estate Metrics investors.ironmountain.com Q2 2023 Supplemental Financial Information 22

Data Center Customer Lease Expiration Year Number of Leases Expiring Total MW Expiring Percentage of Total MW Annualized GAAP TCV Rent Expiring Percentage of TCV Annualized Rent 2023 231 12.0 3.3% 30,969 6.5% 2024 559 22.4 6.1% 67,730 14.2% 2025 272 31.1 8.5% 71,057 14.9% 2026 173 20.6 5.6% 43,557 9.1% 2027 36 8.9 2.4% 20,307 4.2% 2028 44 53.7 14.7% 66,801 14.0% 2029 6 22.3 6.1% 19,605 4.1% Thereafter 21 194.8 53.3% 158,471 33.1% Total 1,342 365.7 100.0% $478,496 100.0% WALE: 6.0 years Data Center Leasing Activity Summary Q2 2023 YTD 2023 Transaction Count GAAP MRR kW $ / kW / Month Transaction Count GAAP MRR kW $ / kW / Month New/expansion leases signed 78 $394 2,690 $147 127 $5,317 54,460 $98 New Built to Suit leases signed — — — — — — — — Commenced leases 47 2,020 20,975 96 109 3,430 35,157 98 Renewed leases 184 2,397 8,680 276 331 3,998 14,953 267 Churn 1.4% 2.8% Cash Mark to Market 5.7% 5.0% GAAP Mark to Market 7.3% 6.7% LON-3 Rendering Section VII - Data Center Customer and Portfolio Metrics investors.ironmountain.com Q2 2023 Supplemental Financial Information 23

Data Center Operating Portfolio Stabilized Pre-Stabilized Total Leaseable MW Leased % by MW Leaseable MW Leased % by MW Leaseable MW Leased % by MW Boyers and Other WPA-1 and Other 14.2 76.7% — — 14.2 76.7% Phoenix AZP-1 41.0 100.0% — — 41.0 100.0% AZP-2 34.5 100.0% — — 34.5 100.0% Scottsdale AZS-1 5.7 100.0% — — 5.7 100.0% Denver DEN-1 11.3 53.7% — — 11.3 53.7% New Jersey NJE-1 16.8 100.0% — — 16.8 100.0% Northern Virginia VA-1 12.4 100.0% — — 12.4 100.0% VA-2 30.0 100.0% 6.0 54.2% 36.0 92.4% Amsterdam AMS-1 13.1 93.5% — — 13.1 93.5% London LON-1 8.7 96.7% — — 8.7 96.7% Frankfurt FRA-1 9.0 100.0% — — 9.0 100.0% FRA-2 4.6 100.0% — — 4.6 100.0% Singapore SIN-1 6.8 100.0% — — 6.8 100.0% Madrid MAD-1 1.0 45.0% — — 1.0 45.0% India Web Werks JV 1.5 43.1% 4.7 27.5% 6.2 31.3% Total Data Center Properties 210.6 94.7% 10.7 42.5% 221.2 92.2% Total Potential Capacity - Megawatts Q2 2023 Q2 2022 Leasable 221.2 179.8 Under Construction 195.9 185.7 Held for Development 363.4 247.9 Total Data Center Portfolio 780.5 613.4 Section VII - Data Center Customer and Portfolio Metrics investors.ironmountain.com Q2 2023 Supplemental Financial Information 24

Data Center Expansion and Development Activity Project / Facilities MW Under Construction MW Pre- leased % Pre- Leased Investment in Q2 2023 ($M) Cumulative Investment ($M) Total Expected Investment ($M) Expected Completion Expected Stabilization MW Held for Development Data Center Expansion Amsterdam AMS-1 Phase 4 5.0 — — $2.1 $18.7 $45.0 Q4 2024 Q4 2025 4.6 Phoenix AZP-2 Phase 5 6.0 6.0 100.0% $4.5 $82.2 $95.6 Q4 2023 Q4 2023 — AZP-2 Phase 8 6.0 6.0 100.0% $2.9 $13.3 $39.2 Q1 2024 Q1 2024 1.5 New Jersey NJE-1 Phase 5 4.0 2.5 62.5% $4.3 $21.8 $34.0 Q3 2023 Q3 2024 4.8 Frankfurt FRA-2 Phase 2 5.2 2.6 50.0% $17.5 $45.5 $70.5 Q4 2023 Q4 2024 0.8 Madrid MAD-1 Phase 1 2.0 — — $2.2 $3.3 $30.1 Q2 2024 Q2 2025 — India Web Werks 6.7 0.3 4.5% — — — — — 6.8 All Other Facilities 14.3 Total Expansion 34.9 17.4 49.9% $33.5 $184.9 $314.4 — — 32.8 New Development Phoenix AZP-3 — — — — — — 36.0 Amsterdam AMS-2 — — — — — — 10.6 Chicago CHI-2 — — — — — — 36.0 Frankfurt FRA-1 Phase 2 (1) 9.0 9.0 100.0% — — — Q4 2023 Q4 2024 — FRA-1 Phase 3 9.0 9.0 100.0% — — — Q4 2023 Q2 2027 — London LON-2 Phase 1 9.0 9.0 100.0% $12.8 $133.7 $144.1 Q3 2023 Q4 2023 — LON-2 Phase 2 9.0 9.0 100.0% $9.9 $42.6 $59.3 Q1 2024 Q4 2024 — LON-3 Phase 3 9.0 9.0 100.0% $5.8 $18.4 $61.4 Q4 2024 Q4 2028 — LON-3 Future Phases — — — — — — — — 25.0 Madrid MAD-1 — — — — — — — — 76.0 Northern Virginia VA-3 Phase 1 10.0 10.0 100.0% $63.3 $133.2 $201.0 Q4 2023 Q4 2023 — VA-3 Phase 2 34.0 34.0 100.0% $7.0 $8.1 $204.1 Q4 2024 Q4 2024 — VA-4 (2) 32.0 32.0 100.0% $2.5 $4.5 $96.2 Q3 2025 Q3 2025 — VA-5 (2) 40.0 40.0 100.0% $3.7 $5.8 $109.5 Q2 2025 Q2 2025 — VA Future Phases — — — — — — — — 112.0 India Web Werks (3) — — — — — — — — 35.0 Total New Development 161.0 161.0 100.0% $105.1 $346.4 $875.6 — — 330.6 Total Development 195.9 178.4 91.1% $138.6 $531.3 $1,190.0 — — 363.4 (1) FRA-1 is an unconsolidated joint venture; construction costs are funded by the Joint Venture with Iron Mountain managing the construction. (2) VA-4/5 is a consolidated joint venture; construction costs are funded by the Joint Venture with Iron Mountain managing the construction. (3) Represents an unconsolidated joint venture in India; operating six facilities in five markets. Section VII - Data Center Customer and Portfolio Metrics investors.ironmountain.com Q2 2023 Supplemental Financial Information 25

Capitalization Revolving Credit Facility and Term Loan A Total Market Capitalization as of 06/30/2023 Capacity $2,484,375 # of Shares Outstanding 291,825 Outstanding $913,875 Share Price as of 6/30/23 $56.82 Letters of Credit $4,439 Total Market Capitalization $16,581,494 Remaining Capacity $1,566,061 Net Debt (1) $11,183,007 Interest Rate Spread (Prime) 0.75 % Total Enterprise Value $27,764,502 Interest Rate Spread (SOFR+CSA) 1.85 % Net Debt to Total Enterprise Value 40.3 % Weighted Average Interest Rate 6.97 % Adjusted EBITDA to Interest Expense 3.3x Maturity Date 3/18/2027 Total Enterprise Value to Adjusted EBITDA (2) 14.8x Credit Facility Fixed Charge Coverage Ratio 2.3x Net Total Lease-Adjusted Leverage Ratio 5.1x Fixed vs. Floating Rate Debt 83% 17% Fixed Rate Debt Floating Rate Debt Credit Rating S&P Moody's Corporate BB- Ba3 Senior Credit Facility BB Ba3 Outlook Stable Stable Latest Update 12/14/2022 12/13/2022 Total Long Term Debt Weighted Average Rates Weighted Average Interest 5.5 % Weighted Average Maturity 5.6 Years USD denominated 87 % Debt Maturity Profile ($ in Millions) (3) $20 $224 $874 $894 $1,870 $1,334 $2,000 $1,300 $1,100 $1,350 Revolving Credit Facility and Term Loan A Bi-Lateral Loans AUD Term Loan B A/R Securitization USD Term Loan B Mortgage Securitization Senior Unsecured Notes 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 (1) Net debt is calculated as current portion of long-term debt of $102.6M plus long-term debt net of current portion of $11,144.2M plus deferred financing costs of $85.7M less cash and cash equivalents of $149.5M. (2) Total Enterprise Value to Adjusted EBITDA is calculated on a trailing twelve-month basis. (3) Excludes Deferred Financing Costs, Financing Leases, Notes Payable and Other. Section VIII - Capitalization and Debt Maturity Profile investors.ironmountain.com Q2 2023 Supplemental Financial Information 26

Quarterly Capital Expenditures Q2 2023 Q1 2023 Q/Q % Change Q2 2022 Y/Y % Change Growth: Data Center $215,455 $202,406 6.4% $101,655 111.9 % Real Estate 48,959 55,903 (12.4) % 39,564 23.7 % Innovation and Other 22,108 15,536 42.3% 14,938 48.0 % Total Growth Capital Expenditures $286,522 $273,845 4.6% $156,158 83.5 % Recurring: Data Center $3,922 $2,493 57.3% $3,210 22.2 % Real Estate 14,183 5,369 164.2% 16,131 (12.1) % Non-Real Estate 14,861 19,801 (24.9) % 13,058 13.8 % Total Recurring Capital Expenditures $32,966 $27,663 19.2% $32,399 1.8 % Total Growth and Recurring Capital Expenditures $319,488 $301,508 6.0% $188,557 69.4 % Net Change in Prepaid and Accrued Capital Expenditures 15,364 (35,602) (143.2) % (19,387) (179.2) % Total Cash Paid for Growth and Recurring Capital Expenditures $334,852 $265,906 25.9% $169,170 97.9 % Year to Date Capital Expenditures YTD 2023 YTD 2022 % Change Growth: Data Center $417,861 $183,815 127.3 % Real Estate 104,862 66,855 56.8 % Innovation and Other 37,644 20,958 79.6 % Total Growth Capital Expenditures $560,367 $271,628 106.3 % Recurring: Data Center $6,415 $5,678 13.0 % Real Estate 19,552 23,672 (17.4) % Non-Real Estate 34,662 37,834 (8.4) % Total Recurring Capital Expenditures $60,629 $67,184 (9.8) % Total Growth and Recurring Capital Expenditures $620,996 $338,812 83.3 % Net Change in Prepaid and Accrued Capital Expenditures (20,238) (8,592) 135.5 % Total Cash Paid for Growth and Recurring Capital Expenditures $600,758 $330,220 81.9 % TTM Recurring Capex as a % of Revenue (excl. Data Center) 3.0% 3.0% 2.7% 2.6% 2.3% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 TTM Data Center Recurring CapEx as a % of Data Center Revenue 4.3% 4.1% 4.2% 4.0% 4.1% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Section IX - Capital Expenditures investors.ironmountain.com Q2 2023 Supplemental Financial Information 27

Non-GAAP Measures and Definitions Non-GAAP measures are supplemental metrics designed to enhance our disclosures and to provide additional information that we believe to be important for investors to consider when evaluating our financial performance. These non-GAAP measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with accounting principles generally accepted in the United States of America (“GAAP”), such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). SRP FLS Statement: We have made statements in this Supplemental Financial Information that constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward-looking statements concern our current expectations regarding our future results from operations, economic performance, financial condition, goals, strategies, investment objectives, plans and achievements. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors, and you should not rely upon them except as statements of our present intentions and of our present expectations, which may or may not occur. When we use words such as “believes”, “expects”, “anticipates”, “estimates”, “plans”, “intends”, “pursue”, “will” or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability or inability to execute our strategic growth plan, including our ability to invest according to plan, grow our businesses (including through joint ventures), incorporate alternative technologies into our offerings, achieve satisfactory returns on new product offerings, continue our revenue management, expand and manage our global operations, complete acquisitions on satisfactory terms, integrate acquired companies efficiently and transition to more sustainable sources of energy; (ii) changes in customer preferences and demand for our storage and information management services, including as a result of the shift from paper and tape storage to alternative technologies that require less physical space; (iii) the impact of our distribution requirements on our ability to execute our business plan; (iv) the costs of complying with and our ability to comply with laws, regulations and customer requirements, including those relating to data privacy and cybersecurity issues, as well as fire and safety and environmental standards; (v) the impact of attacks on our internal information technology (“IT”) systems, including the impact of such incidents on our reputation and ability to compete and any litigation or disputes that may arise in connection with such incidents; (vi) our ability to fund capital expenditures; (vii) our ability to remain qualified for taxation as a real estate investment trust for United States federal income tax purposes (“REIT”); (viii) changes in the political and economic environments in the countries in which we operate and changes in the global political climate; (ix) our ability to raise debt or equity capital and changes in the cost of our debt; (x) our ability to comply with our existing debt obligations and restrictions in our debt instruments; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xii) the cost or potential liabilities associated with real estate necessary for our business; (xiii) unexpected events, including those resulting from climate change or geopolitical events, could disrupt our operations and adversely affect our reputation and results of operations; (xiv) failures to implement and manage new IT systems; (xv) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xvi) the other risks described in our periodic reports filed with the SEC, including under the caption “Risk Factors” in Part I, Item 1A of our Annual Report. Except as required by law, we undertake no obligation to update any forward-looking statements appearing in this Supplemental Financial Information. Acquisition and Integration Costs: We define Acquisition and Integration Costs as operating expenditures directly associated with the closing and integration activities of our business acquisitions that have closed, or are highly probable of closing, and include (i) advisory, legal and professional fees to complete business acquisitions and (ii) costs to integrate acquired businesses into our existing operations, including move, severance, and system integration costs. Adjusted Earnings Per Share, or Adjusted EPS: We define Adjusted EPS as reported earnings per share fully diluted from net income (loss) attributable to Iron Mountain Incorporated (inclusive of our share of adjusted losses (gains) from our unconsolidated joint ventures) and excluding certain items, specifically: (i) Acquisition and Integration Costs; (ii) Restructuring and other transformation; (iii) Amortization related to the write-off of certain customer relationship intangible assets; (iv) (Gain) loss on disposal/write-down of property, plant and equipment, net (including real estate); (v) Other expense (income), net; (vi) Stock-based compensation expense; (vii) Non-cash amortization related to derivative instruments; and (viii) Tax impact of reconciling items and discrete tax items. We do not believe these excluded items to be indicative of our ongoing operating results, and they are not considered when we are forecasting our future results. We believe Adjusted EPS is of value to our current and potential investors when comparing our results from past, present and future periods. Non-Cash Amortization of Derivative Instruments: Includes amortization on instruments such as cross-currency swap agreements designated as a hedge of net investment. Adjusted EBITDA and Adjusted EBITDA Margin: We define Adjusted EBITDA as net income (loss) before interest expense, net, provision (benefit) for income taxes, depreciation and amortization (inclusive of our share of Adjusted EBITDA from our unconsolidated joint ventures), and excluding certain items we do not believe to be indicative of our core operating results, specifically: (i) Acquisition and Integration Costs; (ii) Restructuring and other transformation; (iii) (Gain) loss on disposal/write-down of property, plant and equipment, net (including real estate); (iv) Other expense (income), net; and (v) Stock-based compensation expense. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by total revenues. We use multiples of current or projected Adjusted EBITDA in conjunction with our discounted cash flow models to determine our estimated overall enterprise valuation and to evaluate acquisition targets. We believe Adjusted EBITDA and Adjusted EBITDA Margin provide our current and potential investors with relevant and useful information regarding our ability to generate cash flows to support business investment. These measures are an integral part of the internal reporting system we use to assess and evaluate the operating performance of our business. Adjusted Funds From Operations, or AFFO: We define adjusted funds from operations or AFFO as FFO (Normalized) (1) excluding (i) non-cash rent expense (income); (ii) depreciation on non-real estate assets; (iii) amortization expense associated with customer and supplier relationship value, intake costs, acquisitions of customer relationships and other intangibles (other than capitalized internal commissions); (iv) amortization of deferred financing costs and debt discount/ premium; (v) revenue reduction associated with amortization of customer inducements and above- and below-market data center leases; and (vi) the impact of reconciling to normalized cash taxes; and (2) including recurring capital expenditures. We also adjust for these items to the extent Section X - Appendix and Definitions investors.ironmountain.com Q2 2023 Supplemental Financial Information 28

attributable to our portion of unconsolidated ventures. We believe that AFFO, as a widely recognized measure of operations of REITs, is helpful to investors as a meaningful supplemental comparative performance measure to other REITs, including on a per share basis. AFFO should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, net income (loss) or cash flows from operating activities (as determined in accordance with GAAP). AFFO per share: Calculated as AFFO divided by weighted-average fully-diluted shares outstanding. Funds From Operations, FFO (Nareit), and FFO (Normalized): Funds from operations ("FFO") is defined by the National Association of Real Estate Investment Trusts as net income (loss) excluding depreciation on real estate assets, losses and gains on sale of real estate, net of tax, and amortization of data center leased-based intangibles (“FFO (Nareit)”). We calculate our FFO measures, including FFO (Nareit), adjusting for our share of reconciling items from our unconsolidated joint ventures. FFO (Nareit) does not give effect to real estate depreciation because these amounts are computed, under GAAP, to allocate the cost of a property over its useful life. Because values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, we believe that FFO (Nareit) provides investors with a clearer view of our operating performance. Our most directly comparable GAAP measure to FFO (Nareit) is net income (loss). We modify FFO (Nareit), as is common among REITs seeking to provide financial measures that most meaningfully reflect their particular business ("FFO (Normalized)"). Our definition of FFO (Normalized) excludes certain items included in FFO (Nareit) that we believe are not indicative of our core operating results, specifically: (i) Acquisition and Integration Costs; (ii) Restructuring and other transformation; (iii) (Gain) loss on disposal/write-down of property, plant and equipment, net (excluding real estate); (iv) Other expense (income), net; (v) Stock-based compensation expense; (vi) Non-cash amortization related to derivative instruments; (vii) Real estate financing lease depreciation; and (viii) Tax impact of reconciling items and discrete tax items. FFO (Normalized) per share: FFO (Normalized) divided by weighted-average fully-diluted shares outstanding. Terminations/Permanent Withdrawal Fees: Revenue from the preparation, documentation, and permanent withdrawal of records. Business Segments: Global Record and Information Management ("Global RIM") Business: Provides (i) storage of physical records and healthcare information services, vital records services, courier operations, and the collection, handling and disposal of sensitive documents (“Records Management”) for customers in 60 countries around the globe, (ii) storage and rotation of backup computer media as part of corporate disaster recovery plans, including service and courier operations, server and computer backup services; and related services offerings (“Data Management”), (iii) Global Digital Solutions, which develops, implements and supports comprehensive storage and information management solutions for the complete lifecycle of our customers’ information, including the management of physical records, conversion of documents to digital formats and digital storage of information, (iv) secure shredding services through a combination of shredding facilities and mobile shredding units consisting of custom-built trucks, which is a natural extension of our hardcopy records management operations, completing the lifecycle of a record, and includes the scheduled pick-up of office records that customers accumulate in specially designed secure containers we provide; (v) entertainment and media services which help industry clients store, safeguard and deliver physical media of all types, and provides digital content repository systems that house, distribute, and archive key media assets (“Entertainment Services”) and (vi) on-demand, valet storage for consumers through a strategic partnership that utilizes data analytics and machine learning to provide effective customer acquisition and a convenient and seamless consumer storage experience. Global Data Center Business: Provides enterprise-class data center facilities and hyperscale-ready capacity to protect mission-critical assets and ensure the continued operation of our customers’ IT infrastructure, with secure, reliable and flexible data center options. Corporate and Other: Consists primarily of our Fine Arts and asset lifecycle management ("ALM") businesses and other corporate items. Our Fine Arts business provides technical expertise in the handling, installation and storing of art (“Fine Arts”). Our ALM business provides hyperscale and corporate IT infrastructure managers with services and solutions that enable the decommissioning, data erasure processing, and disposition or sale of IT hardware and component assets. ALM services are enabled by: secure logistics, chain of custody and complete asset traceability practices, environmentally-responsible asset processing and recycling, and data sanitization and asset refurbishment services that enable value recovery through asset remarketing. Our ALM service focuses on protecting and eradicating customer data while maintaining strong, auditable, and transparent chain of custody practices. Corporate and Other also includes costs related to executive and staff functions, including finance, human resources and IT, which benefit the enterprise as a whole. Capital Expenditures and Investments: Our business requires capital expenditures to support our expected storage rental revenue and service revenue growth and ongoing operations, new products and services and increased profitability. The majority of our capital goes to support business line growth and our ongoing operations. Additionally, we invest capital to acquire or construct real estate. We also expend capital to support the development and improvement of products and services and projects designed to increase our profitability. These expenditures are generally discretionary in nature. We categorize our capital expenditures as follows: Growth Investment: Data Center - Expenditures primarily related to investments in the construction of data center facilities (including the acquisition of land), as well as investments to drive revenue growth, expand capacity or achieve operational or cost efficiencies. Real Estate - Expenditures primarily related to investments in land, buildings, building improvements, leasehold improvements and racking structures to grow our revenues, extend the useful life of an asset or achieve operational or cost efficiencies. Section X - Appendix and Definitions investors.ironmountain.com Q2 2023 Supplemental Financial Information 29

Innovation and Other - Discretionary capital expenditures for significant new products and services as well as computer hardware and software to support new products and services or to achieve operational or cost efficiencies. Restructuring and other transformation costs, including Project Matterhorn, and integration costs of acquisitions are also included. Recurring: Real Estate - Expenditures primarily related to the replacement of components of real estate assets such as buildings, building improvements, leasehold improvements and racking structures. Non-Real Estate - Expenditures primarily related to the replacement of containers and shred bins, warehouse equipment, fixtures, computer hardware, or third-party or internally-developed software assets that support the maintenance of existing revenues or avoidance of an increase in costs. Data Center - Expenditures related to the replacement of equivalent components and overall maintenance of existing data center assets. Constant Currency: Adjusts results to normalize FX impacts across comparable periods. Data Center Business Definitions: Leaseable MW - Represents the amount of critical power capacity available for customer use, measured in megawatts (MW). Leased % Calculation - Calculated as the megawatts under contract divided by the leasable megawatts. Monthly Recurring Revenue (MRR) - Defined as recurring contractual revenue under existing commenced customer leases, including rent, power, and other recurring data center services. Pre-leased - A lease on data center capacity that is signed before construction has completed. Pre-Stabilized - A building recently placed in service which has not yet reached 85% leased or 24 months in service. Rental Churn Rate - Represents data center leases which are not renewed or are terminated during the period. Rental churn is calculated based on the MRR terminated in the period, compared with total MRR at the beginning of the period. TCV - “Total Contract Value” represents total revenue contracted for active contracts through the contract term, not including renewals or extensions, but including fixed power charges. Total potential MW - Total amount of existing and planned critical power capacity at full build-out, measured in megawatts. WALE - “Weighted Average Lease Expiry” (in years) is calculated on a revenue basis, using annual GAAP revenue of all in-place contracts, excluding utility reimbursements. Credit Facility Fixed Charge Coverage Ratio: Calculated as last twelve months EBITDAR divided by scheduled amortization, interest expense related to outstanding debt and preferred equity, if any, and rent expenses. Net Lease-Adjusted Leverage Ratio: Calculated as net debt, including the capitalized value of lease obligations, plus six times rent expenses divided by EBITDAR. EBITDAR: Calculated as the last 12 months' earnings before interest, taxes, depreciation and amortization and rent expense (“EBITDAR”) of our consolidated subsidiaries, other than those we have designated as “Unrestricted Subsidiaries” as defined in our Credit Agreement, subject to certain adjustments and exclusions, which make the calculation of financial performance for purposes of EBITDAR calculations not directly comparable to our presentation of Adjusted EBITDA. Organic Revenue Growth: Our organic revenue growth rate, represents the year-over-year growth rate of our revenues excluding the impact of business acquisitions, divestitures and foreign currency exchange rate fluctuations. Our organic revenue growth rates includes the impact of acquisitions of customer relationships. Records Management Retention Rate: Calculated as one minus the result of dividing the total number of cubic feet of records removed from inventory due to customer terminations and destructions in a one-year period by the total number of cubic feet of records in storage at the beginning of the period. Storage Rev/NOI per Sq. Ft.: Calculated as storage revenue (or storage net operating income (NOI)) divided by the quarterly building square foot average for storage products. Service Profit and Margin: The Gross Profit and Margin attributable to the global service business. Calculated as follows: Total Revenues from Adjusted Service Activities - Service Cost of Sales = Service Gross Profit ($) / Total Revenues from Adjusted Service Activities = Service Gross Margin (%) Storage Net Operating Income, or Storage NOI: Storage NOI is defined as revenue from rental activities (storage rental revenue, termination fees and permanent withdrawal fees) less storage rental costs. Storage rental costs include facility costs (excluding rent), storage rental labor, other storage costs and allocated overhead. Storage NOI is commonly used in the REIT industry and enables investors to understand and value the income generated from the company’s real estate. Storage Profit and Margin: Gross Profit and Margin attributable to the global storage business. Calculated as follows: Total Revenue from Adjusted Storage Rental Activities Section X - Appendix and Definitions investors.ironmountain.com Q2 2023 Supplemental Financial Information 30

- Storage Rental Cost of Sales = Storage Rental Gross Profit ($) / Total Revenue from Adjusted Storage Rental Activities = Storage Rental Gross Margin (%) Tax Rates: Effective Tax Rate - GAAP tax rate for the period calculated as tax expense or benefit for the quarter (total of current and deferred tax provisions), including discrete items, and divided by profit before tax for the period. Structural Tax Rate - Estimated tax rate for the full fiscal year calculated based on forecasted ordinary income and forecasted tax expense/benefit excluding any significant unusual or infrequently occurring items (i.e., discrete items) and items recognized net of tax on the financials (i.e., discontinued operations). Total Storage Volume: Iron Mountain’s comprehensive portfolio of physical storage, including Global RIM and Corporate and Other, calculated on an absolute basis in cubic feet. Section X - Appendix and Definitions investors.ironmountain.com Q2 2023 Supplemental Financial Information 31